UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 12, 2007

Maui Land & Pineapple Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Hawaii	0-6510	99-0107542
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

120 Kane Street, P.O. Box 187, Kahului, Maui, Hawaii, 96733-6687

(Address of principal executive offices)

(808) 877-3351

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement.

On March 12, 2007, the Company entered into a Securities Purchase Agreement with two accredited investors, Ohana Holdings LLC and ZG Ventures, LLC, pursuant to which the Company raised approximately $15,000,000 in gross proceeds through a private placement of 517,242 shares of common stock at a purchase price of $29.00 per share.  The net proceeds from the private placement amounted to approximately $14,900,000.

In connection with the issuance of the common stock (the “Shares”), the Company entered into a Registration Rights Agreement with the investors obligating the Company to file a registration statement with the Securities and Exchange Commission to register the Shares for resale not later than March 12, 2008, subject to the exceptions set forth therein.  The investors have also been granted “piggy-back” registration rights with respect to the Shares.

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement and the Registration Rights Agreement copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.  A copy of the Company’s press release announcing the private placement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02                                                 Unregistered Sales of Equity Securities

The information contained in Item 1.01 above with respect to the private placement of the Shares is incorporated by this reference into this Item 3.02.  The Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.  The Securities Purchase Agreement and Registration Rights Agreement executed in connection therewith contain representations to support the Company’s reasonable belief that the investors had access to information concerning its operations and financial condition, the investors are acquiring the securities for their own account and not with a view to the distribution thereof, and that each investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Item 9.01                                          Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of March 12, 2007, by and among Maui Land & Pineapple Company, Inc., Ohana Holdings LLC, and ZG Ventures, LLC.

10.2	Registration Rights Agreement, dated as of March 12, 2007, by and among Maui Land & Pineapple Company, Inc., Ohana Holdings LLC, and ZG Ventures, LLC.

99.1	Press release issued by Maui Land & Pineapple Company, Inc. on March 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: March 15, 2007	By:	/s/ ROBERT I. WEBBER
Robert I. Webber
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of March 12, 2007, by and among Maui Land & Pineapple Company, Inc., Ohana Holdings LLC, and ZG Ventures, LLC.

10.2	Registration Rights Agreement, dated as of March 12, 2007, by and among Maui Land & Pineapple Company, Inc., Ohana Holdings LLC, and ZG Ventures, LLC.

99.1	Press release issued by Maui Land & Pineapple Company, Inc. on March 12, 2007.